UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):              November 18, 2005

                           SAFETEK INTERNATIONAL, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                  033-22175              75-2226896
         ---------------------          -------------          --------------
      (State or other jurisdiction       (Commission          (I.R.S. Employer
           of incorporation)             File Number)        Identification No.)

    23 Aminadav St. Tel Aviv, Israel                                67898
   ---------------------------------                             -----------
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code: +972-3-561-3468

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement

         To obtain funding for its ongoing operations, Safetek International, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on November 18, 2005 for the sale of (i) $750,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,000,000 shares of our common stock.

         On November 18, 2005, the Investors purchased $250,000 in Notes and received Warrants to purchase 333,332 shares of the Company's common stock. The Company received net proceeds of $190,000.00, after deducting expenses of $60,000.00. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the Investors are obligated to provide the Company with additional funds as follows:

         o $250,000 will be funded within five business days of filing a registration statement registering shares of the Company's common stock underlying the Notes and the Warrants; and

         o $250,000 will be funded within five business days of the effectiveness of the registration statement.

         The Notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.15 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of November 18, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $0.136 and, therefore, the conversion price for the secured convertible notes was $0.068. Based on this conversion price, the $750,000 Notes, excluding interest, were convertible into 11,029,412 shares of our common stock.

         We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.14 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

         The Warrants are exercisable until five years from the date of issuance at a purchase price of $.30 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

         The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

         In connection with the foregoing financing the Company entered into a Registration Rights Agreement with the Investors, which requires the Company to file a registration statement covering the resale of the shares of common stock underlying the Notes and Warrants. Pursuant to the Registration Rights Agreement, the Company is required to file the registration statement within 30 days of the date of issuance and use its best efforts to obtain effectiveness of such registration statement as soon as practicable. In the event that the registration statement is not filed within 30 days of the date of issuance or declared effective within 120 days of the date of issuance, the Company is required to pay a penalty of 2% of the outstanding principal of the Notes for each month that the filing or effectiveness of the registration statement is delayed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

         The sale of the Notes described in Item 1.01 was completed on November 18, 2005 with respect to $250,000 of the Notes. As of the date hereof, the Company is obligated on $250,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item 3.02    Unregistered Sales of Equity Securities

         The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01    Financial Statements and Exhibits

Exhibit No.  Description
-----------  ------------
10.1 Securities Purchase Agreement dated November 18, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

10.2         Form of Callable Secured Convertible Note dated November 18, 2005

10.3         Form of Stock Purchase Warrant dated November 18, 2005

10.4 Registration Rights Agreement dated November 18, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

10.5 Security Agreement dated November 18, 2005by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

10.6 Intellectual Property Security Agreement dated November 18, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Safetek International, Inc.

Date: November 21, 2005             By: /s/Shay Goldstein
                                        ----------------------------------
                                    Name: Shay Goldstein
                                    Title: Chairman, Chief Executive Officer,
                                           Secretary and Director